UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2021

NATIONAL GENERAL HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36311	27-1046208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

59 Maiden Lane, 38th Floor

New York, New York 10038

(Address of Principal Executive Offices) (Zip Code)

(212) 380-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NGHC	The Nasdaq Stock Market LLC
7.50% Non-Cumulative Preferred Stock, Series A	NGHCP	The Nasdaq Stock Market LLC
Depositary Shares, Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series B	NGHCO	The Nasdaq Stock Market LLC
Depositary Shares, Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series C	NGHCN	The Nasdaq Stock Market LLC
7.625% Subordinated Notes due 2055	NGHCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Material Agreement

On January 4, 2021 and in connection with the Merger (as defined below), National General Holdings Corp. (the “Company”) entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”), by and among the Company, as the issuer, The Allstate Corporation (“Allstate”), as the guarantor, and The Bank of New York Mellon (the “Notes Trustee”), as trustee, supplementing that certain Indenture, dated as of May 23, 2014, by and between the Company and the Notes Trustee, as supplemented by the First Supplemental Indenture, dated as of May 23, 2014 (as supplemented, the “Indenture”), relating to the issuance of 6.750% Senior Notes due 2024 (the “2024 Notes”), pursuant to which the Company, Allstate and the Notes Trustee agreed to amend the Indenture to: (i) amend certain information covenants in the Indenture to replace the requirement of the Company to provide certain information to the holders of the 2024 Notes with a requirement of Allstate to provide similar information in respect of Allstate, and (ii) add Allstate as a guarantor of the payment obligations of the Company with respect to the 2024 Notes. As required by the Indenture, a majority of the holders of the 2024 Notes consented to the Third Supplemental Indenture.

A copy of the Third Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01. The foregoing description of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture.

Item 1.02	Termination of a Material Definitive Agreement

On January 4, 2021, and in connection with the Merger, the Company terminated the Credit Agreement, dated as of February 25, 2019 (the “Credit Agreement”), by and among the Company, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent (the “Agent”), KeyBank National Association and Fifth Third Bank as co-syndication agents, and Associated Bank, National Association and The Bank of Nova Scotia, as co-documentation agents, and the various lending institutions party thereto, and the other Loan Documents (as defined in the Credit Agreement) by prepaying all outstanding amounts thereunder.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On January 4, 2021, the Company completed its previously announced merger with Bluebird Acquisition Corp. (“Merger Sub”), a wholly-owned indirect subsidiary of Allstate. Pursuant to the Agreement and Plan of Merger, dated as of July 7, 2020, by and among Allstate, Merger Sub and the Company (the “Merger Agreement”), Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly-owned indirect subsidiary of Allstate (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding common share, par value $0.01 per common share, of the Company (each, a “Common Share” and collectively, the “Common Shares”) (other than shares owned by Allstate and any of its subsidiaries or the Company and any of its subsidiaries) were automatically canceled and converted into the right to receive $32.00 in cash, without interest and subject to any applicable tax withholdings (the “Merger Consideration”), plus a special pre-closing dividend of $2.50 (the “Special Pre-Closing Dividend”).

At the Effective Time, (i) each outstanding option to purchase a Common Share (collectively, the “Company Options”), regardless of whether vested or unvested, was cancelled and converted into the right to receive the Merger Consideration, plus the amount of the Special Pre-Closing Dividend, minus the exercise price per Common Share underlying such option and (ii) each restricted stock unit with respect to a Common Share which was outstanding as of the date the Merger Agreement (collectively, the “Company RSUs”), regardless of whether vested or unvested, was cancelled and converted into the right to receive the Merger Consideration, plus the amount of the Special Pre-Closing Dividend.

A copy of the Merger Agreement is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 8, 2020 and is incorporated by reference as Exhibit 2.1 hereto and is incorporated by reference in this Item 2.01. The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 3.01 by reference.

In connection with the consummation of the Merger, the Company notified NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger and requested that trading in the Common Shares be suspended on NASDAQ prior to the opening of trading January 4, 2021. On January 4, 2021, NASDAQ filed a notification of removal from listing and/or registration on Form 25 with the Securities and Exchange Commission (“SEC”) with respect to the Common Shares to report the delisting of the Common Shares from NASDAQ, and to deregister the Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, following the consummation of the Merger, the Company issued a press release announcing its plan to (i) voluntarily redeem the following securities: (a) all outstanding shares of 7.50% Non-Cumulative Preferred Stock, Series A (par value $0.01 per share) (collectively, the “Class A Preferred Stock”), (b) all outstanding Depositary Shares, Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series B and the underlying shares of 7.50% Non-Cumulative Preferred Stock, Series B (par value $0.01 per share) (collectively, the “Class B Preferred Stock”), and (c) the aggregate outstanding principal amount of its 7.625% Subordinated Notes Due 2055 (the “2055 Notes”), in each case, on February 3, 2021, and (ii) voluntarily delist and deregister Depositary Shares, Representing 1/40th of a Share of 7.50% Non-Cumulative Preferred Stock, Series C (par value $0.01 per share) that are currently listed on NASDAQ (“Class C Preferred Stock”) with no plan to list or register such securities on another national securities exchange or request quotation of such securities on any other medium. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company intends to file with the SEC a certification and notice on Form 15 with respect to the Common Shares, requesting that the duty of the Company to file reports under Section 13 of the Exchange Act with respect to the Common Shares be terminated and the duty of the Company to file reports under Section 15(d) of the Exchange Act with respect to the Common Shares be suspended. Following effectiveness of the notification on Form 25 to be filed with the SEC relating to Class C Preferred Stock, the Company also intends to file with the SEC a certification and notice on Form 15 with respect to Class C Preferred Stock, requesting that the duty of the Company to file reports under Section 13 of the Exchange Act with respect to such securities be terminated and the duty of the Company to file reports under Section 15(d) of the Exchange Act with respect to such securities be suspended.

In connection with the deregistrations described above, on January 4, 2021, the Company also filed a post-effective amendment to certain of its outstanding registration statements to terminate the effectiveness of such registration statements and remove from registration any and all unsold securities under such registration statements.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Items 1.01, 2.01 and 3.01 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

In connection with the completion of the Merger and at the Effective Time, holders of the Common Shares, the Company Options and the Company RSUs ceased to have any rights in connection with their holding of such securities (other than their right to receive the Merger Consideration and the Special Pre-Closing Dividend, or the amount thereof, as applicable, as described in Item 2.01 above) and accordingly, no longer have any interest in the Company’s future earnings or growth.

Following the redemptions thereof, the holders of shares of Class A Preferred Stock and Class B Preferred Stock as well as the holders of the 2055 Notes will cease to have any rights in connection with their holding of such securities (other than their right to receive the redemption price therefor, calculated in accordance with the governing documents of such securities).

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 5.01 by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned indirect subsidiary of Allstate.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated in this Item 5.02 by reference.

Effective (i) as of the Effective Time, each of Mr. Barry Karfunkel, Mr. Robert Karfunkel and Mr. Barry D. Zyskind ceased to be directors of the Company, and (ii) after the effectiveness of the Amendment to Company Charter (as defined below), the board of directors of the Company increased its size, in accordance with the Company Charter, as amended, and the Company Bylaws (as defined below), to be comprised of sixteen (16) members, and each of Mr. Thomas J. Wilson, Ms. Carolyn D. Blair, Ms. Elizabeth A. Brady, Mr. Don Civgin, Mr. John E. Dugenske, Ms. Rhonda S. Ferguson, Mr. Suren Gupta, Mr. Jesse E. Merten, Mr. Mark Q. Prindiville, Mr. Mario Rizzo and Mr. Glenn T. Shapiro (the “Newly Appointed Directors”) were appointed as new directors of the Company to fill in the vacancies created by the board size increase and the resignations described above. Mr. Wilson will serve as the Chairman of the board of directors of the Company, effective following the Effective Time.

There are no arrangements or understandings between any of the Newly Appointed Directors, on the one hand, and any other persons, on the other hand, pursuant to which each was selected as a director of the Company. None of the Newly Appointed Directors has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the Effective Time, as previously approved by the Board of Directors of the Company, the Company adopted an amendment (the “Amendment to Company Charter”) to the Second Amended and Restated Certificate of Incorporation of the Company (the “Company Charter”), which such amendment was approved following the Effective Time by Allstate Insurance Holdings, LLC, as the sole common stockholder of the Company, to increase the maximum size of the Board of Directors of the Company from eleven (11) to sixteen (16).

A copy of the Amendment to Company Charter is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement and the action of the Board of Directors of the Company, in accordance with the existing Amended and Restated Bylaws of the Company prior to the Effective Time, at the Effective Time, the bylaws of Merger Sub immediately prior to the Effective Time became the Second Amended and Restated Bylaws of the Company (except that all references in the bylaws of Merger Sub to its name were changed to instead refer to the name of the Company) (the “Company Bylaws”) and will remain the bylaws of the Company until changed or amended as provided therein or pursuant to the provisions of the other organizational documents of the Company or applicable law.

A copy of the Company Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 8.01	Other Events

The information set forth under Item 3.01 of this Current Report on Form 8-K is incorporated in this Item 8.01 by reference.

Following the Effective Time, Allstate issued a press release announcing the consummation of the Merger. A copy of such press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits. The following are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 7, 2020, by and among The Allstate Corporation, Bluebird Acquisition Corp. and National General Holdings Corp.*

3.1	Amendment No. 1 to the Second Amended and Restated Certificate of Incorporation of National General Holdings Corp.

3.2	Second Amended and Restated Bylaws of National General Holdings Corp.

4.1	Third Supplemental Indenture, dated as of January 4, 2021, by and among National General Holdings Corp., The Allstate Corporation and The Bank of New York Mellon.

99.1	Press Release, issued by National General Holdings Corp. on January 4, 2021.

99.2	Press Release, issued by The Allstate Corporation on January 4, 2021.

104	The Cover Page from the Company’s Current Report on Form 8-K dated January 4, 2021, formatted in Inline XBRL.

*	Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 8, 2020.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements can generally be identified by the use of forward-looking terminology, such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate” and “believe” or their variations or similar terminology. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could affect the delistings, deregistrations and redemptions described herein. The forward-looking statements contained in this current report on Form 8-K are made only as of the date of this current report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement except as may be required by law. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected is contained in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2021

NATIONAL GENERAL HOLDINGS CORP.

By:	/s/ Jeffrey Weissmann
Name:	Jeffrey Weissmann
Title:	General Counsel and Secretary